UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 1, 2011

Ameris Bancorp

(Exact Name of Registrant as Specified in Charter)

Georgia	001-13901	58-1456434
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

310 First Street, S.E., Moultrie, Georgia		31768
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (229) 890-1111

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 26, 2011, Ameris Bancorp (the “Company”) held its Annual Meeting of Shareholders (the “Annual Meeting”) in Moultrie, Georgia. At the Annual Meeting, there were present in person or by proxy 21,124,053.098063 shares of the Company’s common stock, representing 88.88% of the total outstanding eligible votes. At the Annual Meeting, the Company’s shareholders (1) elected four members to the Board of Directors of the Company, (2) ratified the appointment of Porter Keadle Moore, LLP as the Company’s independent auditor for 2011, (3) approved a non-binding advisory proposal on executive compensation and (4) approved the amendment of the Company’s Articles of Incorporation to increase the authorized shares of common stock authorized for issuance from 30 million to 100 million. Each of the foregoing proposals was set forth and described in the Notice of Annual Meeting and Proxy Statement of the Company dated April 18, 2011. The voting results for each proposal are as follows:

1.	The following director nominees were elected by a plurality vote to serve as Class II directors until the annual meeting to be held in 2014:

Nominee	For	Authority Withheld	Broker Non-Votes

J. Raymond Fulp	17,528,121.436899	265,482.661164	3,330,449
Robert P. Lynch	17,524,306.436899	269,217.661164	3,330,449
Brooks Sheldon	17,557,163.935854	236,440.162209	3,330,449

The following director nominee was elected by a plurality vote to serve as a Class III director until the annual meeting to be held in 2012:

Nominee	For	Authority Withheld	Broker Non-Votes
R. Dale Ezzell	17,532,931.961868	260,672.136195	3,330,449

2.	Ratification of the appointment of Porter Keadle Moore, LLP, as the Company’s independent auditor for the fiscal year ended December 31, 2011 by a vote of 21,034,452.571503 for, 69,896.501045 against, 19,704.025515 abstaining and 0 broker non-votes.

3.	Approval of a non-binding advisory proposal on executive compensation by a vote of 17,041,249.681072 for, 588,870.944704 against, 163,483.472287 abstaining and 3,330,449 broker non-votes.

4.	Approval of the amendment of the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 30 million shares to 100 million shares by a vote of 13,723,743.255952 for, 7,297,753.220761 against, 102,556.621350 abstaining and 0 broker non-votes.

Item 8.01 Other Events.

As described in Item 5.07 above, on May 26, 2011, the shareholders of the Company approved an amendment (the “Amendment”) to the Company’s Articles of Incorporation, as amended, to increase the number of shares of common stock authorized for issuance from 30 million to 100 million. The Amendment was filed with the Secretary of State of the State of Georgia on May 31, 2011. A copy of the Amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

3.1 Articles of Amendment to the Articles of Incorporation of Ameris Bancorp

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERIS BANCORP

By:	/s/ Dennis J. Zember Jr.
Dennis J. Zember Jr.
Executive Vice President and Chief Financial Officer
(principal accounting and financial officer)

Dated: June 1, 2011

EXHIBIT INDEX

Exhibit No.	Exhibit

3.1	Articles of Amendment to the Articles of Incorporation of Ameris Bancorp